UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025 (May 15, 2025)
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OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 674-3000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
2.875% Notes due 2027	OTIS/27	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 5—Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.

Otis Worldwide Corporation (“Otis” or "Company") held its 2025 Annual Meeting of Shareholders on May 15, 2025. As of March 17, 2025, the record date for the meeting, 395,629,196 shares of Otis common stock were issued and outstanding. A quorum of 358,121,969 shares of common stock was represented at the meeting.

Shareholders voted on the following matters, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2025, and cast their votes as described below:

1)    The following individuals were elected to serve as directors for a term expiring at the 2026 Annual Meeting of Shareholders or upon the election and qualification of their successors. The voting results for each nominee are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas A. Bartlett	331,521,653	2,850,245	260,225	23,489,846
Jeffrey H. Black	332,091,320	2,273,362	267,441	23,489,846
Jill C. Brannon	334,014,364	369,485	248,274	23,489,846
Nelda J. Connors	329,326,151	5,061,248	244,724	23,489,846
Kathy Hopinkah Hannan	333,916,578	470,663	244,882	23,489,846
Shailesh G. Jejurikar	310,839,013	23,533,611	259,499	23,489,846
Christopher J. Kearney	334,053,189	321,307	257,627	23,489,846
Judith F. Marks	311,396,772	18,655,440	4,579,911	23,489,846
Margaret M. V. Preston	332,093,877	1,733,830	804,416	23,489,846
Shelley Stewart, Jr.	331,339,891	3,038,547	253,685	23,489,846
John H. Walker	331,428,589	2,944,068	259,466	23,489,846

2)    A proposal that shareholders approve, on an advisory basis, the compensation of Otis’ named executive officers. The proposal was not approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,352,789	202,204,629	1,074,705	23,489,846

3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as Otis’ Independent Auditor for 2025 until the next annual meeting in 2026. The proposal was approved and the voting results are as follows:

Votes For	Votes Against	Abstentions
357,214,770	631,907	275,292

4)    A proposal regarding reporting on political contributions and expenditures. The proposal was not approved and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,918,428	199,404,220	2,309,475	23,489,846

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: May 16, 2025	By:	/s/ TOBY SMITH
Toby Smith
Senior Vice President, Corporate Secretary